Equity	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
Equity

On January 14, 2011, 1,500,000 shares of common stock were granted to a consultant. The shares vest two years from the grant date, January 14, 2011. These shares were granted to a non-employee and management determined that the measurement date is the date the services are completed, which is at the end of the two year vesting period. Consequently, the fair value of these shares is remeasured as of the end of each reporting period. At June 30, 2011, the fair value of the shares was $75,000, which is based on the quoted market price of $0.05 per share. During the six months ending June 30, 2011, we recognized $18,750 in stock based compensation expense. As of June 30, 2011, the unvested portion of the award was $56,250.